Exhibit 99.1

FINANCIAL INFORMATION AND PROJECTIONS

A.	Consolidated Condensed Projected Financial Information

The Debtors believe that the Plan meets the feasibility requirement set forth in section 1129(a)(11) of the Bankruptcy Code (see Section XIII.C hereof), as confirmation is not likely to be followed by liquidation or the need for further financial reorganization of the Debtors or any successor under the Plan.  In connection with the development of the Plan and for the purposes of determining whether the Plan satisfies the feasibility standard, the Debtors analyzed their ability to satisfy their financial obligations while maintaining sufficient liquidity and capital resources.  The Debtors have prepared financials for 2015 and financial projections (the “Projections”) for 2016 through 2019 (the “Projection Period”), as set forth below.  The Debtors do not, as a matter of course, publish their business plans or strategies, projections or anticipated financial position.  Accordingly, the Debtors do not anticipate that they will, and disclaim any obligation to, furnish updated business plans or Projections to holders of Claims or other parties in interest after the Confirmation Date, or to include such information in documents required to be filed with the SEC or otherwise make such information public, unless required to do so by the SEC or other regulatory bodies pursuant to the provisions of the Plan.  In connection with the development of the Plan, the Projections were prepared by the Debtors, with the assistance of their advisors, to present the anticipated impact of the Plan.  The Projections assume that the Plan will be implemented in accordance with its stated terms.  The Projections are based on forecasts of key economic variables and may be significantly impacted by, among other factors, oil and natural gas prices, expectations regarding future commodity prices, the level of activity of oil and natural gas exploration, development, and production globally, demand for drilling services, competition and supply of competing rigs, changes in the political environment of the countries in which the Paragon Group operates, regulatory changes, and/or a variety of other factors.  Consequently, the estimates and assumptions underlying the Projections are inherently uncertain and are subject to material business, economic, and other uncertainties.  Therefore, such Projections, estimates, and assumptions are not necessarily indicative of current values or future performance, which may be significantly less or more favorable than set forth herein.  The Projections included herein were last updated on March 14, 2016.

The Projections should be read in conjunction with the significant assumptions, qualifications, and notes set forth below.

THE DEBTORS PREPARED THE PROJECTIONS WITH THE ASSISTANCE OF THEIR ADVISORS.  THE DEBTORS DID NOT PREPARE SUCH PROJECTIONS TO COMPLY WITH THE GUIDELINES FOR PROSPECTIVE FINANCIAL STATEMENTS PUBLISHED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS AND THE RULES AND REGULATIONS OF THE SEC.  EXCEPT FOR PURPOSES OF THIS DISCLOSURE STATEMENT, THE DEBTORS DO NOT PUBLISH PROJECTIONS OF THEIR ANTICIPATED FINANCIAL POSITION OR RESULTS OF OPERATIONS.

MOREOVER, THE PROJECTIONS CONTAIN CERTAIN STATEMENTS THAT ARE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  THESE STATEMENTS ARE SUBJECT TO A NUMBER OF ASSUMPTIONS, RISKS, AND UNCERTAINTIES, MANY OF WHICH ARE BEYOND THE CONTROL OF THE DEBTORS, INCLUDING THE IMPLEMENTATION OF THE PLAN, THE CONTINUING AVAILABILITY OF SUFFICIENT BORROWING CAPACITY OR OTHER FINANCING TO FUND OPERATIONS, ACHIEVING OPERATING EFFICIENCIES, EXISTING AND FUTURE GOVERNMENTAL REGULATIONS AND ACTIONS OF GOVERNMENTAL BODIES, INDUSTRY-SPECIFIC RISK FACTORS, AND OTHER MARKET AND COMPETITIVE CONDITIONS.  HOLDERS OF CLAIMS AND INTERESTS ARE CAUTIONED THAT THE FORWARD-LOOKING STATEMENTS SPEAK AS OF THE DATE MADE AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE.  ACTUAL RESULTS OR DEVELOPMENTS MAY DIFFER MATERIALLY FROM THE EXPECTATIONS EXPRESSED OR IMPLIED IN THE FORWARD-LOOKING STATEMENTS, AND THE DEBTORS UNDERTAKE NO OBLIGATION TO UPDATE ANY SUCH STATEMENTS.

THE PROJECTIONS, WHILE PRESENTED WITH NUMERICAL SPECIFICITY, ARE NECESSARILY BASED ON A VARIETY OF ESTIMATES AND ASSUMPTIONS WHICH, THOUGH CONSIDERED REASONABLE BY THE DEBTORS, MAY NOT BE REALIZED AND ARE INHERENTLY SUBJECT TO SIGNIFICANT BUSINESS, ECONOMIC, INDUSTRY, REGULATORY, LEGAL, MARKET, AND FINANCIAL UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE REORGANIZED DEBTORS’ CONTROL.  THE DEBTORS CAUTION THAT NO REPRESENTATIONS CAN BE MADE OR ARE MADE AS TO THE ACCURACY OF THE PROJECTIONS OR TO THE REORGANIZED DEBTORS’ ABILITY TO ACHIEVE THE PROJECTED RESULTS.  SOME ASSUMPTIONS INEVITABLY WILL BE INCORRECT.  MOREOVER, EVENTS AND CIRCUMSTANCES OCCURRING SUBSEQUENT TO THE DATE ON WHICH THE DEBTORS PREPARED THESE PROJECTIONS MAY BE DIFFERENT FROM THOSE ASSUMED, OR, ALTERNATIVELY, MAY HAVE BEEN UNANTICIPATED, AND THUS THE OCCURRENCE OF THESE EVENTS MAY AFFECT FINANCIAL RESULTS IN A MATERIALLY ADVERSE OR MATERIALLY BENEFICIAL MANNER.  EXCEPT AS OTHERWISE PROVIDED IN THE PLAN OR THIS DISCLOSURE STATEMENT, THE DEBTORS AND REORGANIZED DEBTORS, AS APPLICABLE, DO NOT INTEND AND UNDERTAKE NO OBLIGATION TO UPDATE OR OTHERWISE REVISE THE PROJECTIONS TO REFLECT EVENTS OR CIRCUMSTANCES EXISTING OR ARISING AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.  THEREFORE, THE PROJECTIONS MAY NOT BE RELIED UPON AS A GUARANTEE OR OTHER ASSURANCE OF THE ACTUAL RESULTS THAT WILL OCCUR.  IN DECIDING WHETHER TO VOTE TO ACCEPT OR REJECT THE PLAN, HOLDERS OF CLAIMS MUST MAKE THEIR OWN DETERMINATIONS AS TO THE REASONABLENESS OF SUCH ASSUMPTIONS AND THE RELIABILITY OF THE PROJECTIONS AND SHOULD CONSULT WITH THEIR OWN ADVISORS.

The Projections should be read in conjunction with the assumptions, qualifications, and explanations set forth in this Disclosure Statement, the Plan, and the Plan Supplement, in their entirety, and the historical consolidated financial statements (including the notes and schedules thereto).

PROJECTED INCOME STATEMENT

	FYE December 31,
(US $ in thousands)	2015	2016	P	2017	P	2018	P	2019	P
Revenue	$1,492,427	$674,933		$701,920		$934,150		$1,109,272
Operating Costs	871,262	518,030		452,133		502,978		531,098
Gross Margin	$621,166	$156,902		$249,786		$431,171		$578,173
Gross Margin	41.6%	23.2%		35.6%		46.2%		52.1%

Depreciation and Amortization	$339,268	$209,689		$142,102		$128,296		$130,749
G&A	50,100	48,561		45,162		49,678		54,646
Operating Income	$231,798	$(101,348)		$62,523		$253,197		$392,778

Interest Expense and Other	130,346	83,799		74,996		74,069		71,684
Income Before Taxes and Non-Recurring Items	$101,452	$(185,147)		$(12,473)		$179,127		$321,094

Tax Provision	(72,108)	13,938		20,584		35,872		43,404
Restructuring Expenses	9,376	68,955		--		--		--
Unusual Events (Includes Gain on Senior Notes Cancellation)	1,163,796	(622,788)		(20,000)		(30,000)		--
Net Income	$(999,612)	$354,747		$(13,057)		$173,255		$277,690

RECONCILIATION OF NET INCOME TO ADJ. EBITDA
Net Income	$(999,612)	$354,747		$(13,057)		$173,255		$277,690
Tax Provision	(72,108)	13,938		20,584		35,872		43,404
Interest Expense	130,036	83,799		74,996		74,069		71,684
Depreciation and Amortization	339,268	209,689		142,102		128,296		130,749
Minority Interest	(31)	--		--		--		--
Restructuring Expenses	9,376	68,955		--		--		--
Unusual Event (Includes Gain on Repurchase of Senior Notes)	1,163,796	(622,788)		(20,000)		(30,000)		--
ADJ. EBITDA	$570,725	$108,341		$204,624		$381,493		$523,527

PROJECTED BALANCE SHEET

	FYE December 31,
(US $ in thousands)	2015	June 2016P	2016	P	2017	P	2018	P	2019	P
		(Pro Forma)

ASSETS
Cash and Cash Equivalents	$776,571	$288,334	$212,672		$141,451		$204,869		$372,209
Accounts Receivable	266,325	155,058	90,738		180,193		218,833		247,942
Prepaid Expenses and Deposits	35,286	18,203	10,962		11,634		12,167		12,156
Taxes Receivable	42,744	42,744	27,744		27,744		27,744		27,744
Other Current Assets	31,998	33,972	25,477		18,217		19,232		19,211
Current Assets	$1,152,924	$538,310	$367,592		$379,239		$482,845		$679,261

PP&E	$1,111,098	$1,057,515	$983,909		$920,584		$911,063		$892,890
Other Assets	119,844	117,867	110,974		105,011		99,048		93,085
Total Assets	$2,383,866	$1,713,692	$1,462,475		$1,404,833		$1,492,956		$1,665,235

LIABILITIES AND SHAREHOLDERS' EQUITY
Short-Term Debt	$40,629	$38,598	$35,944		$29,128		$30,414		$101,576
Accounts Payable	85,374	66,473	34,406		45,214		56,841		58,198
Other Current Liabilities	157,886	143,202	120,954		108,409		112,132		113,993
Current Liabilities	$283,889	$248,273	$191,304		$182,751		$199,387		$273,767

Revolver	$708,500	$543,500	$543,500		$543,500		$499,563		$418,484
Term Loan	632,821	609,703	606,685		600,649		594,614		588,578
Prospector Capital Leases (Long-Term Portion)	234,560	212,109	183,156		141,472		106,818		--
Senior Notes	983,582	--	--		--		--		--
Deferred Taxes and Other	47,104	77,104	77,104		77,104		47,104		47,104
Total Liabilities	$2,890,456	$1,690,689	$1,601,750		$1,545,476		$1,447,486		$1,327,933

Shareholders' Equity(a)	(506,590)	23,003	(139,274)		(140,643)		45,470		337,302

Total Liabilities and Shareholders' Equity	$2,383,866	$1,713,692	$1,462,475		$1,404,833		$1,492,956		$1,665,235

(a) Benefit of gain from debt cancellation reduced by $50 million due to accrual of 2016 Deferred Cash Payment and 2017 Deferred Cash Payment as liabilities at face value.

PROJECTED CASH FLOW STATEMENT

	FYE December 31,
(US $ in thousands)	2015	2016	P	2017	P	2018	P	2019	P

OPERATING ACTIVITIES
Net Income	$(999,612)	$354,747		$(13,057)		$173,255		$277,690
Depreciation and Amortization	339,268	209,689		142,102		128,296		130,749
Loss on Impairment	1,181,358	--		--		--		--
(Gain) on Disposal of Assets	(13,217)	--		--		--		--
(Gain)/Loss on Repurchase of Senior Notes & Cancellation of Interest	(4,345)	(622,788)		(20,000)		(30,000)		--
Deferred Income Taxes	(61,870)	--		--		--		--
Changes in Working Capital & Other	(5,941)	175,826		(45,936)		(5,001)		(4,737)
Total Operating Activities	$435,641	$117,474		$63,108		$266,550		$403,702

INVESTING ACTIVITIES
Capital Expenditures	$(202,909)	$(82,500)		$(78,776)		$(118,776)		$(112,576)
Proceeds from Sale of Assets	30,816	--		--		--		--
Cash From in Other Investing Activities	(2,185)	--		--		--		--
Total Investing Activities	$(174,278)	$(82,500)		$(78,776)		$(118,776)		$(112,576)

FINANCING ACTIVITIES
Change in Debt	$474,787	$(542,234)		$(6,500)		$(50,437)		$(87,579)
Sale Leaseback Principal Amortization	(28,853)	(56,640)		(49,053)		(33,919)		(36,208)
Total Financing Activities	$445,934	$(598,874)		$(55,553)		$(84,356)		$(123,787)

Total Change in Cash	$707,297	$(563,900)		$(71,221)		$63,418		$167,340

Assumptions to the Projections

Note on Revision of Projections

Since the filing of the initial draft Disclosure Statement on February 14, 2016, the Debtors have revised certain assumptions underlying the Projections to reflect recent market developments including volatility in commodity prices, corresponding behavior of producers and additional information from customers.

Since January 1, Brent oil prices have fluctuated more than 40%, entering the year at $37.28, falling to a low of $27.88 on January 20 and closing at $39.53 on March 14.  This rapid drop in prices heightened producers’ uncertainty around the outlook for 2016. Some producers have announced significantly reduced capital budgets.  Credit rating agencies have revised their outlook for producers and drilling companies since the beginning of the year.  Since February 3, Moody’s has downgraded 53 E&P companies, with 23 companies being downgraded three to five notches.  On February 29, Moody’s also downgraded all six investment grade offshore drillers three to five notches.

Paragon has recently seen customers react to the worsening outlook.  Negotiations with ADMA-OPCO, a customer in the United Arab Emirates, to extend the term of existing contracts in exchange for a reduction in dayrate (known as a “blend and extend”), resulted in greater than expected rate reductions on two rigs. Certain anticipated rig contracts in Mexico in 2016 are now unlikely as Pemex announced a planned capex cut of up to $5.5 billion on February 29.  In the announcement, Pemex also noted that it would take no new jack-ups during 2016.  Other customers have also exhibited increased hesitance to commit to near-term contracts despite earlier plans to do so.

General Assumptions

Overview.  Paragon Parent, along with its Debtor and non-Debtor subsidiaries, contracts standard and high specification offshore drilling rigs on a dayrate basis to leading national, international, and independent oil and gas companies.  The Debtors principally operate in Mexico, Brazil, the North Sea, Africa, the Middle East, and India.

Presentation.  The Projections are presented on a consolidated basis, including estimates of operating results for Debtor and non-Debtor entities, combined.

Methodology.  In developing the Projections, the Debtors reviewed their fleet’s current contracted status and made an assessment of whether or not these contracts were likely to continue and an assessment of future speculative contracts.  The forecast was developed on an individual rig basis and the Debtors evaluated the likelihood of each of their rigs being utilized over the forecast period.

Plan Consummation.  The Projections assume that the Plan will be confirmed or consummated on or about June 30, 2016.

Assumptions With Respect to the Projected Income Statement

Revenues.  In the Projections, revenues are forecasted by rig based on expected dayrates, utilization and operating efficiency for existing contracts and future speculative contracts.

Operating Costs.  Operating costs are projected based on historical daily regional operating costs (adjusted for cost reduction efforts) and expected utilization of each rig based on current contracts and expectations regarding future speculative contracts.

General and Administrative.  General and administrative costs (“G&A”) are primarily comprised of labor costs and other expenses associated with the Debtors’ corporate overhead.  The amount of G&A is based on historical G&A costs, adjusted for cost reduction efforts.

Depreciation and Amortization.  Depreciation and amortization reflects the anticipated depreciation and amortization of the existing fleet, based on current net book values.

Interest Expense.  Interest expense post-emergence is forecasted based on the Amended and Restated Credit Agreement and Secured Term Loan, as more fully described in the Plan and the exhibits thereto.

Income Tax (Expense) Benefit.  Income tax is estimated based on the jurisdictional mix of Debtors’ projected revenue.

Restructuring Expenses.  Restructuring Expenses include costs related to the recapitalization process, including but not limited to professional fees, claims administration and other items.  Estimated amounts are based on the terms of contracts and historical precedent.

Assumptions with Respect to the Projected Balance Sheet and Projected Statement of Cash Flows

Working Capital.  Working capital assumptions are based on historical days sales outstanding and historical days payable as well as historical levels of prepaid and other current assets and current liabilities.

Pro Forma Adjustments Related to Emergence.  The June 2016 Balance Sheet included in the Projections presents a pro forma view of June 2016, assuming the effect of certain adjustments related to the Debtors’ emergence from bankruptcy in accordance with the terms of the Plan.  These adjustments primarily relate to the paydown and conversion of the Revolving Credit Facility to a term debt facility and the corresponding change in interest rates on the term debt facility as well as the payoff of the Senior Notes for cash and a portion of the Debtors’ equity.  The value of contingent payments for accounting purposes is to be determined.  For the purposes of the Projections, the 2016 Deferred Cash Payment and 2017 Deferred Cash Payment potentially owed to the Senior Notes are respectively included in the “Other Current Liabilities” and “Deferred Taxes and Other” accounts on the pro forma balance sheet at face value, and subsequently reduce the gain recognized on the repurchase of Senior Notes in 2016 on the income statement.

Capital Expenditures.  Projections for capital expenditures were prepared with consideration of the needs of Debtor’s fixed assets.  Capital expenditures primarily relate to sustaining capital needs to maintain each rig in proper working condition as well as capital required for customer related upgrades and other shipyard projects and repairs, including the requirements of special periodic surveys on each rig.  Capital expenditures also include capitalized corporate expenditures such as certain information technology expenditures required to maintain Debtors’ information technology equipment and software.